UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 17, 2003

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

           On June 17, 2003, Unifi, Inc. issued a news release concerning receipt of an arbitration ruling in its arbitration proceedings with E.I. DuPont De Nemours & Co., a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1          News Release disseminated on June 17, 2003 by Unifi, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      UNIFI, INC.

                                                                                       By: /s/ CHARLES F. MCCOY
                                                                                                  Charles F. McCoy
                                                                                                  Vice President, Secretary and General
                                                                                                      Counsel

  Dated: June 17, 2003